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                                                                      Exhibit 23

                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors
Apogent Technologies Inc. and Subsidiaries


We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Independent Accountants" in the prospectus.



/s/ KPMG LLP
Boston, Massachusetts
December 21, 2001